Supplement to
Fidelity Targeted International
Equity Funds®
December 30, 2006
Prospectus

At a shareholder meeting of Fidelity Nordic Fund originally scheduled for May 16, 2007, and reconvened on June 20, 2007, the proposal to merge Fidelity Nordic Fund into Fidelity Europe Fund did not receive the supermajority vote (two-thirds of voting securities) required for approval. Fidelity Nordic Fund, which was closed to most new investors on March 14, 2007, was reopened on June 21, 2007.

Fidelity® Canada Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

Going forward, China Region's performance will be compared to Morgan Stanley Capital International (MSCI) Golden Dragon Index rather than Hang Seng Index because MSCI Golden Dragon Index conforms more closely to the fund's investment strategy. MSCI Golden Dragon Index is a market capitalization-weighted index designed to represent the performance of the equity markets of Hong Kong, Taiwan, and China.

Fidelity China Region Fund Linked Index represents the performance of the Hang Seng Index, from the commencement of China Region until September 1, 2000, the MSCI Golden Dragon Plus Index from September 1, 2000 until May 31, 2007, and the MSCI Golden Dragon Index beginning June 1, 2007.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 7.

Canada
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	6.12%	-14.92%	40.56%	12.28%	-9.61%	-4.27%	51.91%	23.92%	27.89%	15.04%

During the periods shown in the chart for Canada:	Returns	Quarter ended
Highest Quarter Return	 31.62%	December 31, 1999
Lowest Quarter Return	 -28.11%	September 30, 1998
Year-to-Date Return	 4.21%	March 31, 2007

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 11.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Canada
Return Before Taxes	15.04%	21.53%	13.07%
Return After Taxes on Distributions	14.40%	21.40%	12.40%
Return After Taxes on Distributions and Sale of Fund Shares	10.27%	19.17%	11.31%
S&P/TSX Composite (reflects no deduction for fees, expenses, or taxes)	17.81%	20.48%	11.80%

TIF-07-06 June 21, 2007
1.483702.152

The following information replaces the biographical information for Yoko Ishibashi found in the "Fund Management" section on page 29.

Robert Rowland is vice president and manager of Japan Fund, which he has managed since April 2007. He also manages other Fidelity Funds. Since joining Fidelity Investments in 1995, Mr. Rowland has worked as a research analyst and portfolio manager.

Adam Kutas no longer serves as portfolio manager of Fidelity Latin America.

The following information replaces the biographical information for Kon Chung Lee found in the "Fund Management" section on page 29.

Wilson Wong is vice president and manager of China Region Fund, which he has managed since June 2007. Mr. Wong also manages other Fidelity funds. Since joining Fidelity Investments in 2000, Mr. Wong has worked as an investment analyst and portfolio manager.

The following information replaces the biographical information for Darren Maupin found in the "Fund Management" section on page 29.

Melissa Reilly is vice president and manager of Europe Capital Appreciation Fund, which she has managed since May 2007. She also manages other Fidelity funds. Prior to joining Fidelity Investments in 2004, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.